                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 8, 2001
               (Date of Report: Date of earliest event reported)


                           Faraday Financial, Inc.
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           (Exact name of registrant as specified in its charter)


          DELAWARE                 0-22236               33-0565710
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


          145 South Main Street, Suite 1240, Salt Lake City, Utah 84111
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801)961-7356
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                                NA
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        (Former name or former address, if changed since last report)

         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Faraday Financial, Inc.'s former auditors Thurman Shaw & Co., L.C. has informed Ecological that because of an internal change of service strategy they were no longer be able to act as Faraday's auditors. Thurman Shaw & Co. has indicated they will no longer be engaged in any SEC practice.

     During Faraday's two most recent fiscal years ended March 31, 2000 and 2001, respectively, and any subsequent interim period preceding Thurman Shaw & Co., L.C. resignation, Faraday had no disagreement with them as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure in connection with its reports.

     Faraday has requested that Thurman Shaw review the foregoing disclosure and provide a letter addressed to the Securities an Exchange Commission stating whether they agree with the above statements and, if not, stating win what respects they do not agree. Thurman Shaw's letter is included as an exhibit to this report on Form 8-K.

                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number            Title of Document                Location
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16          16.01          Letter from Thurman Shaw & Co.
                           relating to its resignation          This filing

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Faraday Financial, Inc.


                                          By:   /s/
                                             ----------------------------
Date:    October 3, 2001                   Frank Gillen, President